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                                                                   EXHIBIT 10.19

                                    AGREEMENT

         THIS AGREEMENT (the "Agreement") is dated as of the 18th day of July, 2003, by and among First Potomac Management, Inc., a Delaware corporation ("FPM, Inc.") and FPM Management, L.L.C., a Delaware limited liability company ("FPM, L.L.C.").

                                    RECITALS

         WHEREAS, the parties hereto have determined that it is in each of their respective best interests to consummate a transaction pursuant to which FPM, Inc. will contribute all of its assets to FPM, L.L.C. in exchange for membership interests of FPM, L.L.C. (the "Transaction"); and

         WHEREAS, the parties hereto wish to provide herein the terms upon which the Transaction will be consummated.

         NOW THEREFORE, in consideration of the premises and the mutual agreements contained herein, and intending to be legally bound, the parties hereto hereby agree as follows:

1. Defined Terms. As used herein, the following terms have the following meanings:

         (a)      Closing.  The closing of the Transaction.

         (b) Closing Date: The Closing Date shall be Friday, August 15, or such other date as the parties mutually agree.

         (c) Company. First Potomac Realty Trust, a Maryland real estate investment trust.

2.       The Transaction

         (a) Consent, Conveyance. At the Closing, FPM, Inc. will sell, assign, transfer and convey all of the assets of FPM, Inc. to FPM, L.L.C. In consideration for the conveyance, FPM, L.L.C. will issue to FPM, Inc. interests constituting 100% of the outstanding membership interests in FPM, L.L.C. The parties hereby agree to execute, or cause to be executed on their behalf, as of the Closing, all documents deemed necessary or appropriate to effect the conveyance of the assets to FPM, L.L.C.

         (b) Closing. The Closing shall be held at the offices of Morgan, Lewis & Bockius, LLP, 1111 Pennsylvania Avenue, Washington, D.C. 20004 at 3:00 p.m. on the Closing Date.

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3.       Representations and Warranties of FPM, Inc. FPM, Inc. hereby represents and warrants to FPM, L.L.C. as follows:

         (a) Organization and Power. FPM, Inc. is a corporation in good standing under the laws of the State of Delaware and has the requisite power and authority to execute and deliver this Agreement and any other document or instrument required to be executed and delivered hereunder, to perform its obligations and to consummate the Transaction.

         (b) Consents and Approvals. The execution of this Agreement and the consummation of the Transaction has been unanimously approved by the shareholders and board of directors of FPM, Inc.

         (c) Title and Right to Assets. The assets being conveyed to FPM, L.L.C. will be free and clear of all liens and encumbrances on the Closing Date, and FPM, Inc. will have good, merchantable title thereto and the right to convey such assets in accordance with the terms of this Agreement. Upon the Closing, good and merchantable title to the assets will pass to FPM, L.L.C.

4. Representations and Warranties of FPM, L.L.C. FPM, L.L.C. hereby represents and warrants to FPM, Inc. that FPM, L.L.C. is a limited liability company in good standing under the laws of the State of Delaware and has the requisite power and authority to execute and deliver this Agreement and any other document or instrument required to be executed and delivered hereunder, to perform its obligations and to consummate the Transaction.

5.       Miscellaneous Provisions.

         (a) Entire Agreement. This Agreement contains the entire agreement among the parties hereto with respect to the transactions contemplated hereby. All prior negotiations and discussions by and among the parties hereto pertaining to the subject matter hereof which are not reflected in this Agreement are merged into this Agreement and have no further force and effect.

         (b) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Maryland without giving effect to conflict of laws principles thereof.

         (c) Binding Effect. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns.

         (d) Survival. The representations and warranties set forth in this Agreement will survive Closing hereunder and shall not be merged in any instrument of conveyance.

         (e) Counterparts and Effectiveness. This Agreement may be executed simultaneously in one or more counterparts, each of which shall be deemed an original,

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but all of which shall constitute but one and the same instrument. The execution of this Agreement by facsimile signature shall be sufficient for all purposes, and shall be binding upon any party who so executes.

         (f) Interpretation. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Whenever the context hereof so requires, the singular will include the plural, the male gender will include the female, and vice versa.

         (g) Severability. Any provision of this Agreement which is invalid, illegal or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability, without affecting in any way the remaining provisions hereof in such jurisdiction or rendering that or any other provision of this Agreement invalid, illegal or unenforceable in any other jurisdiction.

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         IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the parties hereto as of the day and year first written above.

                                               FIRST POTOMAC MANAGEMENT, INC.

                                               By: /s/ Douglas J. Donatelli
                                                   -----------------------------
                                                   Name: Douglas J. Donatelli
                                                   Title: President

                                               FPM MANAGEMENT, L.L.C.

                                               BY: FIRST POTOMAC MANAGEMENT,
                                                   INC., ITS SOLE MEMBER

                                               By: /s/ Douglas J. Donatelli
                                                   -----------------------------
                                                   Name: Douglas J. Donatelli
                                                   Its: President